Deferred Tax Assets	12 Months Ended
Dec. 31, 2017
Deferred Tax Assets [Abstract]
DEFERRED TAX ASSETS

Note 11 – DEFERRED TAX ASSETS

The components of the deferred tax assets are as follows:

	December 31, 2017	December 31, 2016
Deferred tax assets, non-current
Unpaid accrued expenses	$52,474	$57,221
Allowance for doubtful accounts	41,434	5,859
Expense cut-off	-	10,972
Others	424,343	106,951
Deferred tax assets	518,251	181,003
Less: valuation allowance	-	-
Deferred tax assets, non-current	$518,251	$181,003

Deferred taxation is calculated under the liability method in respect of taxation effect arising from all timing differences, which are expected with reasonable probability to realize in the foreseeable future. The Company’s subsidiary registered in the PRC is subject to income taxes within the PRC at the applicable tax rate.